                                                                   Exhibit 10.49


16 December 2004

PRIVATE AND CONFIDENTIAL                           College Green Business Centre
------------------------                           P.O. Box 145
The Directors                                      33 College Green
Castle Brands Spirits Company Limited              Dublin 2
1st Floor
Victoria House                                     Telephone:  01 7025400
Haddington Rd                                      Facsimile:  01 7025235
Dublin 4

                                                   www.ulsterbank.com


Dear Sirs,

Further to our recent discussions, I am pleased to advise the following facilities have been approved for your Company. The agreement is between Ulster Bank Ireland Limited ("UBIL") and Ulster Bank Ltd ("UB"), (together, the "bank") and the Borrower specified below whereby the Bank agrees to make available to the Borrower the following facility/ies on the terms and subject to the conditions herein contained:


BORROWER:         CASTLE BRANDS SPIRITS CO LTD.                         LENDER
--------          -----------------------------                         ------
FACILITY A:       OVERDRAFT                                             UBIL
FACILITY B:       LOAN                                                  UBIL
FACILITY C:       C & E GUARANTEE                                       UBIL
FACILITY D:       FORWARD CURRENCY DEALING RISK FACILITY                UBIL

BORROWER:         THE ROARING WATER BAY SPIRITS COMPANY (GB) LTD
--------          ----------------------------------------------

FACILITY E:       OVERDRAFT                                             UBL
FACILITY F:       LOAN                                                  UBL
FACILITY G:       C & E GUARANTEE                                       UBL


CASTLE BRANDS SPIRITS CO LTD

FACILITY A                                    OVERDRAFT
----------                                    ---------
AMOUNT:                                       EUR E400,000 (Four Hundred Thousand Euro)

NATURE & PURPOSE:                             Working capital.

INTEREST:                                     Interest is payable on all Bank accounts at regular intervals to be decided upon by the Bank.  The present charging period is quarterly in
                                              August, November, February and May at a rate subject to variation at the discretion of the

                                              Bank.  The present rate applicable for this facility is the Bank's AA2 rate less .5%, currently 7.25% per annum variable.

REPAYMENT:                                    This Facility is repayable on demand.  However, in the absence of demand this facility is available until the review date 14th December
                                              2005.  Renewal of overdraft status will be conditional upon the current account showing regular fluctuations to credit during the period of sanction subject to a minimum of 30 days in any 12-month period.  An account which operates in debit at or near the sanctioned limit for the greater part of the year and then turns to credit for a short period does not comply with Bank's concept of overdraft.

                                              Accounts which exceed an agreed overdraft facility without prior arrangement with the Bank incur surcharge interest of 0.75% per month (minimum E1 per month on the excess).


FACILITY B                                    LOAN
----------                                    ----
AMOUNT:                                       EUR E190,000 (One Hundred and Ninety Thousand Euro).

NATURE & PURPOSE:                             Continuation of existing Loan account at reduced level, repayable on demand

INTEREST:                                     Interest is payable on all Bank accounts at regular intervals to be decided upon by the Bank.  The present charging period is quarterly in
                                              August, November, February and May at a rate subject to variation at the discretion of the Bank.  The present rate applicable to this facility is the Bank's Prime 5 rate, minus 0.125% equating to a rate of 4.835% per annum variable as at today's date.

                                              The under mentioned repayment includes an allowance for interest and in the event of a large upward movement in the interest rate the Bank, at its discretion will alter the repayments or alternatively make any adjustment necessary at the end of the term.

REPAYMENT:                                    In the absence of demand and assuming full drawdown, repayments will continue at E6,377 per month for five years from original draw down in
                                              September 2002.

                                              You have the option of repaying the outstanding balance at any time during the term of the loan.  Also, this facility is subject to formal review in line with the annual review of your overdraft facility.

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                                       3


FACILITY C                                    CUSTOMS & EXCISE GUARANTEE
---------
AMOUNT:                                       While the nominal amount of the Guarantee is for E35,000 it is understood that the Banks risk is double this amount i.e., E70,000.
                                                                                                   ----
NATURE & PURPOSE:                             Continuation of existing Guarantee facility in respect of the deferment of duties, taxes, levies and charges or any amounts due the
                                              Revenue Commissioners.

REVIEW/EXPIRY:                                This facility may be withdrawn on the demand being made by the Bank subject to 7 days written notice being given by the Bank to The
                                              Revenue Commissioners.

FEE:                                          A fee of 1% per annum on the nominal amount of the Guarantee is applicable.  This charge will continue to be debited to your account in four quarterly tranches of E87.5 with the next payment falling due
                                              28.02.05.

CLAIMS ON THE BANK:                           In the event of any claim being made by The Revenue Commissioners on the Bank in respect of this Guarantee, Ulster Bank Ireland Ltd shall debit your account the full amount of such a claim in accordance with the counter indemnity held.  There will be no obligation on the Bank to verify the validity of such a claim.


FACILITY D                                    FORWARD CURRENCY DEALING RISK FACILITY
----------
AMOUNT:                                       The equivalent of E25,000 (Twenty five thousand Euro) on the basis that the Bank assesses the risk on Forward Currency Dealing contracts for administration purposes at 10% of the maximum permitted level of outstanding contracts.  On this basis your company will be in a position to undertake Forward Currency Dealing Contracts subject to an aggregate value of such contracts at any given time not exceeding the equivalent of E250,000

AVAILABILITY:                                 This facility is available at the discretion of the Bank and is subject to annual review as outlined at General Condition No. 1 overleaf.

LOSSES:                                       Any losses incurred by the Bank under Forward Currency Dealing
                                              Contracts undertaken on your behalf will be charged to the company's working account.

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                                       4


THE ROARING WATER BAY SPIRITS COMPANY (GB) LTD
----------------------------------------------


FACILITY E                                    OVERDRAFT ON CURRENT ACCOUNT
----------
AMOUNT:                                       Stg L20,000 (Twenty thousand pounds sterling)

NATURE/PURPOSE:                               Overdraft on current account to meet working capital requirements.

INTEREST:                                     Interest accrues on the daily cleared debit balance at the Bank's base rate + 2.25% per annum and is calculated on a 365-day basis.  Interest is compoundable and is payable at the Bank's normal interest rests now quarterly in February, May, August and November at a rate subject to variation at the discretion of the Bank.

                                              In the event of any change in rate, the Bank may notify the Borrower of the change by way of narrative in a statement relating to the account.

REPAYMENTS:                                   The facility, including any implied overdraft facility, is at the pleasure of the Bank and the Bank may at any time demand repayment or reduce or restrict the overdraft facility as it sees fit without prior notice.  It is a condition of agreement that the balance of the account fluctuates regularly to credit, in the normal course of trading and that such credit periods total a minimum of 30 days in aggregate in any one-year period.

SUBCHARGES:                                   Overdrafts must operate within the authorised limit.  Unauthorised borrowings or excesses on agreed facilities, which occur or continue without formal arrangements carry an interest surcharge on the amount of the excess and for the duration thereof.  This excess will be charged in addition to normal interest charges.  The current interest surcharge rate on such excesses is 1% per month (12% per annum) for the period of such excesses, subject to a minimum charge of L1 per month.

FACILITY F                                    LOAN
----------                                    ----
AMOUNT:                                       EUR E11,900 (Eleven thousand nine hundred pounds sterling)

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                                       5


NATURE & PURPOSE:                             Continuation of existing Loan account at reduced level, repayable on demand

INTEREST:                                     Interest is payable on all Bank accounts at regular intervals to be decided upon by the Bank.  The present charging period is quarterly in
                                              August, November, February and May at a rate subject to variation at the discretion of the Bank.  The present rate applicable to this facility is the Bank's Base rate, plus 2.25% equating to a rate of
                                              7.15% per annum variable as at today's date.

                                              The under mentioned repayment includes an allowance for interest and in the event of a large upward movement in the interest rate the Bank, at its discretion will alter the repayments or alternatively make any adjustment necessary at the end of the term.

REPAYMENT:                                    In the absence of demand and assuming full drawdown, repayments will continue at L607.74 per month.

                                              You have the option of repaying the outstanding balance at any time during the term of the loan.  Also, this facility is subject to formal review in line with the annual review of your overdraft facility.

FACILITY G                                    CUSTOMS & EXCISE GUARANTEE
----------
AMOUNT:                                       While the nominal amount of the Guarantee is for L45,000 it is understood that the Bank's risk is double this amount i.e., L90,000.

NATURE & PURPOSE:                             Continuation of existing Guarantee facility in respect of the deferment of duties, taxes, levies and charges or any amounts due to
                                              HM Customs & Excise.

REVIEW/EXPIRY:                                This facility may be withdrawn on the demand being made by the Bank subject to 7 days written notice being given by the Bank to HM Customs
                                              & Excise.

FEE:                                          A fee of 1% per annum on the nominal amount of the Guarantee is applicable.  This charge will continue to be debited to your account in four quarterly tranches of L112.50 with the next payment falling due 28.02.05.

CLAIMS ON THE BANK:                           In the event of any claim being made by HM Customs & Excise on the
                                              Bank in respect of this Guarantee, Ulster Bank Ireland Ltd shall debit your account the full amount of such a claim in accordance with the counter indemnity held.  There will be no obligation on the Bank to verify the validity of such a claim.

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                                       6

SECURITY

It is understood that the following securities will be held for all the Company's liabilities to the Bank whether present or future, direct or contingent.

HELD AT PRESENT

1. All Monies Debenture dated the 4th February 2000 giving a first Floating Charge over the assets of the Company including all intellectual property rights i.e., the brand name, patents etc. A Letter of Waiver over the trade debtors dated the 31st October 2000 was issued to Ulster Bank Commercial Services Ltd in respect of facilities maintained with them.

2. Deed of Postponement dated the 19th September 1999 over shareholders loans in the amount of IEPL 200,000 (E253,947.61)**.

3. Joint Several Letter of Guarantee in the amount of IEP L125,000 (E158,717.25) signed by David Phelan and Patrick Rigney (Company Directors)**.

4. All Monies general counter indemnity dated the 29th January 2001 together with supporting resolution from the Roaring Water Bay Spirits Company Ltd.

**AMENDMENT TO SECURITY

It is agreed that security lots 2 and 3 above will be released on completion of the following replacement security:

2. A Composite inter company guarantee to be completed by the company's ultimate parent company Castle Brands Inc., Castle Brands Spirits Co Ltd and Roaring Water Bay Spirits Co (GB) Ltd in the sum of E860,000

3. A letter of Lien to be completed by Castle Brands Spirits Co Ltd in respect of a separate account containing E300,000, which sum to be held for the direct and contingent liabilities of Castle Brands Spirits Co Ltd.

INTELLECTUAL PROPERTY RIGHTS

In signing this facility letter the directors undertake on behalf of the company that it will not charge its Irish intellectual property rights (e.g., brands such as "Boru Vodka, Clontarf Whiskey, Old Head Gin, O'Shea's Irish Cream Liqueur, etc. or patents), to any other entity without the Bank's prior consent.

FEES & CHARGES

ARRANGEMENT FEE

An arrangement fee of E1,000 will be applied to your account on acceptance of this facility letter.
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                                       7


TRANSMISSION FEES

Bank Charges will apply in accordance with the Bank's standard scale as published from time to time.

GENERAL CONDITIONS,

1. Financial - Audited Accounts for this company and Castle Brands Inc are to be made available to the Bank within three months of the Company's financial year-end together with confirmation from your auditors that the Company's taxation affairs are up to date.

2. Management Accounts are to be provided quarterly within one-month of the quarter end.

3. All fees incurred in the taking of the security referred to above will be payable by the borrower.

4. In the event of the Bank being made aware that there has been a material adverse change in the financial position of the company so as to prejudice repayment capacity, the Bank reserves the right to cancel these facilities and in such events all amounts due plus interest would be payable immediately.

5. In the event that any or all of these facilities shall become due and payable to the Bank, whether following formal demand by the Bank or otherwise, interest shall accrue and be payable on such liabilities on a compound basis until fully discharged,

I am pleased to have the opportunity to arrange these facilities for you and hope that the terms and conditions I have outlined are acceptable to the Company. If so, please confirm this by signing and returning the enclosed copy of this letter at your earliest convenience. I would like to take this opportunity to with the company continued success in the development of your business.

Yours faithfully,

/s/ Brian Hunt

BRIAN HUNT
SENIOR MANAGER
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                                       8


ACCEPTANCE

WE CONFIRM ACCEPTANCE OF THE FACILITIES OUTLINED IN YOUR LETTER DATED THE 16TH DECEMBER 2004 UNDER THE TERMS AND CONDITIONS STATED THEREIN.


/s/ Mark Andrews                                          2/7/05
------------------------------                            ------
Director                                                   Date


/s/ Matthew F. MacFarlane, CFO                            2/7/05
------------------------------                            ------
Director                                                   Date